UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021

OneSpaWorld Holdings Limited

(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd. Office Number 2 Pineapple Business Park Airport Industrial Park P.O. Box N-624 Nassau, Island of New Providence, Commonwealth of The Bahamas	N/A
(Address of principal executive offices)	(Zip Code)

Tel: (242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 23, 2021, OneSpaWorld Holdings Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Steiner Leisure Limited, as a selling shareholder, the other selling shareholders named therein (collectively with Steiner Leisure Limited, the “Selling Shareholders”) and Stifel, Nicolaus & Company, Incorporated, as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Selling Shareholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Shareholders, subject to and upon the terms and conditions set forth therein, an aggregate of 8,421,053 common shares, par value $0.0001 per share, of the Company, at a price of $9.09625 per share (the “Firm Shares”). Steiner Leisure Limited also granted the Underwriters a 30-day option to purchase up to an additional 1,263,158 shares (the “Additional Shares” and the offering of the Firm Shares and the Additional Shares, the “Secondary Offering”) on the same terms and conditions. On June 25, 2021, the Underwriters notified the Company and the Selling Shareholders of their intent to exercise their option to purchase the 1,263,158 Additional Shares in full, and on June 28, 2021, the Secondary Offering was completed.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company, the Selling Shareholders and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Secondary Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-239628), which was filed with the Securities and Exchange Commission (the “SEC”) and became effective on July 22, 2020, as supplemented by a preliminary prospectus supplement filed with the SEC on June 23, 2021 and a final prospectus supplement filed with the SEC on June 25, 2021.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated June 23, 2021, by and among OneSpaWorld Holdings Limited, the selling shareholders named therein and Stifel, Nicolaus & Company, Incorporated, as representative of the underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: June 29, 2021	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Operating Officer and Chief Financial Officer